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                                  UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 14, 2006

                                  ISRAMCO, INC.

             (Exact name of registrant as specified in its charter)

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           Delaware                     0-12500                 13-3145265
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 (State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)
------------------------------ -------------------------- ----------------------


                      11767 KATY FREEWAY, HOUSTON, TX 77079
          (Address of principal executive offices, including Zip Code)

                                  713-621-3882
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act


                                (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act


                               (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                        SECTION 2 - FINANCIAL INFORMATION

            ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 14, 2006, Isramco, Inc. (the "Company") issued a press release, announcing its financial results for the quarter ended September 30, 2006. Attached to this Current Report on Form 8-K as Exhibit 99.1 is a copy of such press release.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(C)     EXHIBITS

99.1    Press Release dated November 14, 2006


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             DATED: November 20, 2006                    ISRAMCO, INC.

                                                     BY: /s/ Haim Tsuff
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                                                         HAIM TSUFF
                                                         CHIEF EXECUTIVE OFFICER